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                                                                   EXHIBIT 10.17

                               VARIABLE RATE NOTE

Borrower Name and Address                                   Loan No.

                              Southwest Bank of St. Louis   Acct. No. 600784
Talx Corporation              2301 South Kingshighway       Due August 1, 1907
EKI, Incorporated             P. O. BOX 790050              Amount $1,500,000.00
1850 Borman Court             St. Louis, Missouri 63110     Renewal of #New
St. Louis, MO 63146-4126                                    Loan Officer JDH/sn
                                                            Date August 2, 1994

For Value Received, the undersigned Borrower promise(s) to pay to the order of the above named Bank at its office listed above, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS. The undersigned further agree(s) to pay interest from the date hereof on the unpaid principal balance from time to time outstanding at a rate per annum equal to 0.75 percent in excess of the prime rate established by the Bank from time to tine, in its discretion, said interest rate to change simultaneously with each change in said prime rate, until the unpaid principal balance shall be due and payable (whether at maturity, on demand or otherwise) and thereafter at a rate per annum equal to
3.00 percent in excess of said prime rate until the unpaid balance is paid in full. The undersigned agree(s) to pay principal and interest (interest shall be computed on the actual number of days on the basis of a year of 360 days) as follows:

ON DEMAND and until demand is made:

Monthly payments of $41,667.00 principal plus interest shall be due and payable on the 1st day of September, 1994 and on the 1st day of each succeeding month thereafter, until August 1, 1997, when all suns outstanding will be due and payable.

In addition to all other terms of this Note, the undersigned agree(s) to pay a late charge on any payment made more than 10 days after it is due of 10% of the payment, but not less than $10.00. The undersigned shall have the right to prepay all or any portion hereof and partial payments will be applied first to the accrued interest then to principal in inverse order of maturity.

If default be made in the payment of any amount when due, the holder of this Note nay, at the option of said holder, declare all unpaid indebtedness evidenced by this Note immediately due and payable, and thereupon the undersigned agree(s) to pay all costs of collection together with costs of any case or proceedings under the Bankruptcy laws of the United States. Such costs shall include reasonable attorneys' fees incurred in connection with such collection, whether or not litigation should be commenced.

The undersigned and all endorsers, sureties, accommodation parties, guarantors and other parties hereto waive presentment for payment, demand for payment, protest and notice of every kind and nature in reference to this Note and agree(s) that the holder, at holder's option, may extend, renew or revise payment of this Note or receive partial payment thereon, release any party hereto, or exercise or release holder's rights with respect to all or part of the Collateral securing this Note, and may modify terms of this Note and may take or omit any other action under this Note or with respect to all or part of the Collateral, if any, securing this Note and agree(s) that the holder shall not be liable for any impairment of the Collateral and that such extension, renewal, revision, partial payment, release, modification, action, omission, exercise or impairment shall not in any manner release any of them from the payment hereof or affect the liability of any party hereunder. Failure at any time to exercise any rights hereunder shall not constitute a waiver of the right to exercise it later.

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If there is more than one undersigned hereunder, each obligation herein shall be the joint and several obligation of each of the undersigned, and the singular shall include the plural and vice versa, where appropriate.

As Collateral security for the payment of this Note, and any modification, renewal or extension thereof, and for the payment of any other liabilities direct or contingent now existing or which may hereafter arise, whether granted directly or acquired by assignment of any of the undersigned to the Bank, the undersigned hereby assigns, pledges, grants a security interest in and delivers to the Bank the following property of which the undersigned hereby warrants that the undersigned is the owner, free of liens and claims of any kind whatsoever, together with the proceeds thereof, all of which together with any other property of the undersigned now or hereafter held by the Bank as security for the indebtedness of any of the undersigned to the Bank, shall herein be referred to as the "Collateral".

Security Agreements dated 8/2/94 covering Accounts Receivable, Inventory and Equipment. Limited Guaranty Agreement dated 8/2/94 in the amount of $1,500,000.00 executed be William Canfield Revocable Trust secured by Pledge Agreement dated 8/2/94 covering Assignment of Annuity and Pledge Agreement dated 8/2/94 covering Portfolio of rare U. S. Coin Collection in bank's possession. Pledge Agreement dated 8/2/94 covering assignment of life insurance policy on the life of William Canfield.

The undersigned further agree(s) that:

1. As additional security for this note and all other liabilities of any of the undersigned owing to the Bank, whether joint, several or separate, direct or contingent, now existing or hereafter arising, the Bank is granted a security interest and shall have a lien for the amount of all the aforesaid liabilities and claims upon the title or interest of the undersigned in any other property in the possession of the Bank, or hereafter received by the Bank, and, also upon the balance of any deposit account of any undersigned with the Bank at any tine existing, and the Bank, in its discretion, may resort to any or all of the property hereby pledged, and in such order as it may elect.

2. If demand is made or if the undersigned is in default hereunder, or shall fail to pay at maturity any liability, either to the Bank or to any other party, or if any of the undersigned shall be declared insolvent by any court, or if there shall be appointed a custodian or a receiver of any part of the property of any of the undersigned, or if any of the undersigned shall make an assignment for the benefit of creditors, or if there shall be commenced by or against any of the undersigned voluntary or involuntary bankruptcy proceedings, or for any other relief under any of the provisions now in force or hereafter enacted of any law relating to the relief of debtors, or if there shall be any entry of judgment or any writ of attachment, garnishment or execution shall be issued against any of the undersigned or the Collateral, or if any of the undersigned shall die, or if there shall be commenced by or against any endorser, guarantor or surety of this Note or other liabilities of the undersigned to the Bank voluntary or involuntary bankruptcy proceedings, or for any other relief under any of the provisions now in force or hereafter enacted of any law relating to the relief of debtors, or if there shall be a custodian or a receiver appointed of any part of the property of any such endorser, guarantor or surety, or if the Bank deems itself insecure even though the undersigned is not otherwise in default, then, upon the happening of any such event, this Note, and any other liability of any of the undersigned to the Bank, shall, at the option of the Bank, immediately mature and become forthwith due and payable, and the Bank, without exercising such option of having this Note or other liabilities of the undersigned to the Bank immediately metered, may offset as against the liabilities of the undersigned to the Bank the liability, if any, of the Bank for any reason to any of the undersigned and for any balance of any bank deposit then on deposit with the Bank to the credit of the undersigned, and the Bank may apply such balance to the payment of this Note and to any other liabilities owing to the Bank by the undersigned whether this Note or other liabilities be then due or not. The Bank shall also have all the rights and may pursue and obtain all of the remedies of a secured party under Article 9 of the Uniform Commercial Code then effective in the State of Missouri. If any notification of intended disposition of any Collateral or property is required by law, such notification shall be deemed to be reasonable and properly given if mailed postage prepaid, at least ten (10) days before any such disposition to the

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address of the undersigned appearing herein or to such other address as shall appear in the Bank's records.

3. The proceeds of any sale hereunder shall be applied in the following order: first, to pay all costs and expenses of every kind incurred by the Bank or holder; then to payment of this Note; then to payment of any other indebtedness or liability of any of the undersigned to the Bank, provided that application of the proceeds as between particular indebtedness to the Bank shall be in the absolute and sole discretion of the Bank; and, then to whomever shall be entitled. If the proceeds of any such sale or sales are insufficient to pay all indebtedness of the undersigned to the Bank, with interest, the undersigned agrees to pay the balance thereof on demand. The Bank shall not be liable for failure to demand or present for payment or otherwise, protest, give notice of protest or nonpayment, or other notice or for failure to sue on any of the Collateral.

4. As used herein, the term "prime rate" is used only as a reference rate and not necessarily representing the lowest rate charged to any customer of the Bank. In the event the Bank ceases to use the term "prime rate" in setting a base rate for commercial loans, the term "prime rate" as used herein shall be determined by reference to the rate used by the Bank as its base or reference rate of interest for commercial loans. All rights and powers of the Bank hereunder shall inure to its successors or assigns and to any one who may at any time be the holder of this Note, and all agreements herein shall bind the successors, assigns, heirs and personal representatives of the undersigned. This Note shall be governed by the laws of the State of Missouri.

                                        TALX CORPORATION

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                                         William W. Canfield, President

                                        EKI, INCORPORATED

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                                         William W. Canfield

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